CUSTOMERS. PEOPLE. STOCKHOLDERS. 1 Credit Suisse Conference December 1, 2016 Denise Johnson – Caterpillar Group President – Resource Industries Amy Campbell – Caterpillar IR Director

CUSTOMERS. PEOPLE. STOCKHOLDERS. 2 Discussion • 3Q 2016 Results / 2017 Discussion • Resource Industries • Q&A Amy Campbell Denise Johnson

CUSTOMERS. PEOPLE. STOCKHOLDERS. 3 Forward-Looking Statements Forward-looking Statements Certain statements in this financial review relate to future events and expectations and are forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Words such as “believe,” “estimate,” “will be,” “will,” “would,” “expect,” “anticipate,” “plan,” “project,” “intend,” “could,” “should” or other similar words or expressions often identify forward-looking statements. All statements other than statements of historical fact are forward- looking statements, including, without limitation, statements regarding our outlook, projections, forecasts or trend descriptions. These statements do not guarantee future performance, and we do not undertake to update our forward-looking statements. Caterpillar’s actual results may differ materially from those described or implied in our forward-looking statements based on a number of factors, including, but not limited to: (i) global and regional economic conditions and economic conditions in the industries we serve; (ii) government monetary or fiscal policies and infrastructure spending; (iii) commodity price changes, component price increases, fluctuations in demand for our products or significant shortages of component products; (iv) disruptions or volatility in global financial markets limiting our sources of liquidity or the liquidity of our customers, dealers and suppliers; (v) political and economic risks, commercial instability and events beyond our control in the countries in which we operate; (vi) failure to maintain our credit ratings and potential resulting increases to our cost of borrowing and adverse effects on our cost of funds, liquidity, competitive position and access to capital markets; (vii) our Financial Products segment’s risks associated with the financial services industry; (viii) changes in interest rates or market liquidity conditions; (ix) an increase in delinquencies, repossessions or net losses of Cat Financial’s customers; (x) new regulations or changes in financial services regulations; (xi) a failure to realize, or a delay in realizing, all of the anticipated benefits of our acquisitions, joint ventures or divestitures; (xii) international trade policies and their impact on demand for our products and our competitive position; (xiii) our ability to develop, produce and market quality products that meet our customers’ needs; (xiv) the impact of the highly competitive environment in which we operate on our sales and pricing; (xv) failure to realize all of the anticipated benefits from initiatives to increase our productivity, efficiency and cash flow and to reduce costs; (xvi) additional restructuring costs or a failure to realize anticipated savings or benefits from past or future cost reduction actions; (xvii) inventory management decisions and sourcing practices of our dealers and our OEM customers; (xviii) compliance with environmental laws and regulations; (xix) alleged or actual violations of trade or anti-corruption laws and regulations; (xx) additional tax expense or exposure; (xxi) currency fluctuations; (xxii) our or Cat Financial’s compliance with financial covenants; (xxiii) increased pension plan funding obligations; (xxiv) union disputes or other employee relations issues; (xxv) significant legal proceedings, claims, lawsuits or government investigations; (xxvi) changes in accounting standards; (xxvii) failure or breach of IT security; (xxviii) adverse effects of unexpected events including natural disasters; and (xxix) other factors described in more detail under “Item 1A. Risk Factors” in our Form 10-K filed with the SEC on February 16, 2016 for the year ended December 31, 2015. Information on non-GAAP financial measures is included in this presentation.

CUSTOMERS. PEOPLE. STOCKHOLDERS. 4 Q3 2016 vs Q3 2015 Operating Profit Comparison M illi on s of d ol la rs Substantial Cost Reduction is mitigating much of the impact of lower sales Machine market position and cost structure continue to improve Quality remains at high levels and safety is world class 2015 2016 Change Sales and Revenues (billions) $11.0 $9.2 $(1.8) Profit Per Share $0.94 $0.48 $(0.46) Restructuring Costs (millions) $98 $324 $226 Profit Per Share $1.05 $0.85 $(0.20) Excluding Restructuring Costs 3rd Quarter

CUSTOMERS. PEOPLE. STOCKHOLDERS. 5 2016 Cost Reduction On track for over $2 billion of period and variable cost reduction for the full year of 2016 Three Main Areas of 2016 Cost Reduction Restructuring Material Costs Everything Else • Combined and reduced functions – fewer people • Reduction in manufacturing floor space and costs • Design and sourcing related cost reduction • Commodity-related cost reduction • Less short-term incentive pay • All other cost reduction actions (millions of dollars) 1st Qtr 2nd Qtr 3rd Qtr 9 Months Variable Cost Reduction 107$ 243$ 234$ 584$ Period Cost Reduction 367 427 420 1,214 Total 474$ 670$ 654$ 1,798$ Cost Reduction versus Prior Year

CUSTOMERS. PEOPLE. STOCKHOLDERS. 6 2016 – 3rd Quarter Year-to-date Summary • Not much recent change in the industries we serve with the exception of North American Construction – More stable commodity prices, but no significant rebound in order activity in mining or oil and gas yet … rail continues to be weak in North America. • Good operational performance continues – Overall market position for machines was better in Q3 2016 than in Q3 2015 ... and continues to improve in China. Decremental operating profit pull through was better than our target range despite a difficult pricing environment and lower sales. • Cost reduction is substantial – Period and variable costs were favorable over $650 million in Q3 2016 and are favorable nearly $1.8 billion year to date vs 2015. • We are on track with restructuring actions – They’ve contributed substantially to cost reduction this year. All significant actions included in our restructuring announcement from September 2015 have been announced. • Strong balance sheet – Important because our credit rating and maintaining the dividend are high priorities. The ME&T debt-to-capital ratio was about 37% at the end of the third quarter and our enterprise cash balance was over $6 billion.

CUSTOMERS. PEOPLE. STOCKHOLDERS. 7 Consensus for Sales and Revenues is $38 Billion In our view, $38 Billion is a reasonable midpoint expectation Potential Positives for 2017 What Concerns Us • Sustained mined commodity prices could help mining aftermarket (not likely much improvement in new equipment sales) • Construction in China ... generally positive, but dependent on continued government support for growth • Construction sales in other developing countries are currently at very low levels • Potential infrastructure bill in U.S. a positive, but little impact expected in 2017 • Oil prices remain volatile and not high enough to drive substantial investment • Current weakness in North American construction equipment • Economic growth in Europe, and the impact of Brexit on growth and business investment • Power generation … particularly in oil producing regions • Sales to North American rail customers Our Thoughts on 2017 Thomson First Call Consensus* Sales & Revenues We are encouraged by the potential of a U.S. infrastructure bill, tax reform, smart regulation, commodity prices and the recent OPEC announcement * Based on Thomson First Call - Analyst Consensus as of 11/29/16

CUSTOMERS. PEOPLE. STOCKHOLDERS. 8 In our view, $3.25 on $38 Billion of Sales and Revenues is too optimistic considering expected headwinds Significant Operating Profit Tailwinds Significant Operating Profit Headwinds • Cost reduction carryover from restructuring actions $300-400 million • Additional cost reduction and operational improvement (price, material cost, etc.), net of labor inflation expected to be favorable $300-500 million • At $38 billion, sales are about $1B Lower than the 2016 outlook … that’s a variable margin headwind of $350 to $450 million. • Short-term incentive compensation for employees for 2017 is expected to be $500-600 million more than 2016 • Cat Financial unfavorable ~$100M Net of headwinds & tailwinds, we remain committed to decrementals of 25-30%, excluding restructuring costs Our Thoughts on 2017 Thomson First Call Consensus* PPS, Excluding Restructuring Consensus PPS, Excluding Restructuring Costs is $3.25 * Based on Thomson First Call - Analyst Consensus as of 11/29/16

CUSTOMERS. PEOPLE. STOCKHOLDERS. 9 Discussion • 3Q 2016 Results / 2017 Discussion • Resource Industries • Q&A Amy Campbell Denise Johnson

CUSTOMERS. PEOPLE. STOCKHOLDERS. 10 Resource Industries Has an Expansive Reach Ultra Class UndergroundMaterial Handling Products, Parts, Services, and Support

CUSTOMERS. PEOPLE. STOCKHOLDERS. 11 60 80 100 120 140 160 180 200 220 188 7 189 3 189 9 190 5 191 1 191 7 192 3 192 9 193 5 194 1 194 7 195 3 195 9 196 5 197 1 197 7 198 3 198 9 199 5 200 1 200 7 201 6 199 6 199 7 199 8 199 9 200 0 200 1 200 2 200 3 200 4 200 5 200 6 200 7 200 8 200 9 201 0 201 1 201 2 201 3 201 4 201 5 2016 E C at E n d -U se r D em an d Commodity Decline Among the Fastest in Past 132 Years and Places Resource Industries at its Deepest Trough Commodity Dollar Index source is “The Economist” Commodity Dollar Index Cat Mining Machine End User Demand Average Sales to End Users 2006 - 16E

CUSTOMERS. PEOPLE. STOCKHOLDERS. 12 What Have We Done to Mitigate the Sales Drop? Since 2012 Resource Industries has… • Closed or announced the exit of 17 manufacturing facilities • Downsized 5 other facilities • Reduced its headcount – Accounting for almost half of the overall Caterpillar reductions of 34,000 • Lowered the breakeven point every year

CUSTOMERS. PEOPLE. STOCKHOLDERS. 13 The Portfolio is Positioned for Growth with New Technologies and New Products Autonomous Capabilities Hard Rock Cutting New Products

CUSTOMERS. PEOPLE. STOCKHOLDERS. 14 Autonomous Capabilities • Tremendous customer pull to improve safety and productivity • “Command for Hauling is 20 percent more productive than a manned fleet of trucks of the same type” Customer quote • Can retrofit trucks or provide on new units • Applications for drills, tractors and underground vehicles

CUSTOMERS. PEOPLE. STOCKHOLDERS. 15 • Strong customer interest for continuous mining systems • Rock Straight System • First commercial continuous mining and hauling system for underground hard rock applications • Disrupt old drill and blast by using our patent protected activated undercutting technology Hard Rock Cutting

CUSTOMERS. PEOPLE. STOCKHOLDERS. 16 • Hydraulic Mining Shovels • 6015B • 6020B • Large Mining Trucks • 794AC • Surface Rock Drills • MD6420C • Articulated Truck • 745C New Products

CUSTOMERS. PEOPLE. STOCKHOLDERS. 17 State of the Business • Mining customers have expressed increased optimism • Current focus on maximizing asset utilization and lowering costs by leveraging existing fleets; growing aftermarket opportunity • Machine replacements needed over time, even with no increase in commodity production levels • Increasingly, technology is becoming a differentiator among OEMs…. and also a revenue growth driver

CUSTOMERS. PEOPLE. STOCKHOLDERS. 18 Non-GAAP Financial Measures The following definition is provided for “non-GAAP financial measures” in connection with Regulation G issued by the Securities and Exchange Commission. The non-GAAP financial measures we use have no standardized meaning prescribed by U.S. GAAP and therefore are unlikely to be comparable to the calculation of similar measures for other companies. Management does not intend these items to be considered in isolation or substituted for the related GAAP measure. Profit Per Share Excluding Restructuring Costs We have incurred restructuring costs during the third-quarter 2016 and 2015. We believe it is important to separately quantify the profit per share impact of restructuring costs in order for our results to be meaningful to our readers as these costs are incurred in the current year to generate longer-term benefits. Reconciliations of profit per share excluding restructuring costs to the most directly comparable GAAP measure, diluted profit per share, are as follows: . 2016 2015 Profit per share……………………………………………………………………… $0.48 $0.94 Per share restructuring costs1……………………………………………………… $0.37 $0.11 Profit per share excluding restructuring costs…………………………………… $0.85 $1.05 1 At statutory tax rates. Third Quarter

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